EXHIBIT 99.5

Shareholder List of Shouguang Yuxin Chemical Industry Co., Limited

[English Translation]

Shareholder List

Company Name: Shouguang Yuxin Chemical Industry Co., Limited

Registration No.: 370783228002110

S/N	Name of Shareholder (Sponsor)	Information of Shareholder	Type of Investor	Type of Certificate	Certificate Number	Subscribed Capital Contribution (million RMB)	Form of Capital Contribution
1	Shouguang City Haoyuan Chemical Company Limited	Other	Other	Other Valid ID Card	370783228069886	10.99

Date of Capital Contribution	Ownership Percentage	Paid-in Capital Contribution (million RMB)	Form of Capital Contribution	Date of Capital Contribution	Remark
October 30, 2000	100	10.99		October 8, 2007	Enterprise Legal Person

7/11/2011 /seal/
(of Shouguang Municipal Administration for Industry and Commerce
for enquiry of filed information)